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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): March 7, 2000


                       EURO TRADE & FORFAITING, INC.
           (Exact name of Registrant as specified in its charter)


                                   Utah
                         (State of Incorporation)


         000-26031                                 87-0571580
  (Commission File Number)            (I.R.S. Employer Identification No.)


          9 King Street, Third Floor, London, England, EC2V 8EA
                 (Address of principal executive offices)


                             (0171) 776 4600
             (Registrant's telephone number, including area code)


           4835 North O'Connor, Suite 134 - 346 Irving, Texas 75062
                (Former address, if changed since last report)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(A)   PREVIOUS INDEPENDENT ACCOUNTANT

      (a)   On March 1, 2000, Euro Trade & Forfaiting, Inc. (the
"Company") dismissed Marc Lumer & Company ("MLC") as its independent accountant. The decision to dismiss MLC was approved by the Company's Board of Directors.

      (b) MLC's reports on the Company's consolidated financial statements for the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

      (c) During the Company's two most recent fiscal years and the subsequent interim periods preceding MLC's dismissal, the Company had no disagreements with MLC on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MLC, would have caused it to make reference to such disagreements in its reports on the Company's financial statements for such years and interim periods.

      (d) During the Company's two most recent fiscal years and the subsequent interim periods preceding MLC's dismissal, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      (e) The Company has requested that MLC furnish it with a letter addressed to the United States Securities and Exchange Commission ("SEC") stating whether or not it agrees with the statements contained in this
Item 4(A). Upon receipt of such letter, the Company intends to file an amended Form 8-K.

(B)   NEW INDEPENDENT ACCOUNTANT

      The Company has engaged Peterson Sullivan P.L.L.C. ("Peterson Sullivan") as its new independent accountant as of March 1, 2000. The decision to engage Peterson Sullivan was approved by the Company's Board of Directors. During the Company's two most recent fiscal years and the subsequent interim periods preceding MLC's dismissal, the Company did not consult Peterson Sullivan regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 5.   OTHER EVENTS

      On February 28, 2000, the Company changed its registrar and transfer agent from Signature Stock Transfer, Inc. of 14675 Midway Road, Suite 221, Addison, Texas, U.S.A. to CIBC Mellon Trust Company of 2001 University Street, Montreal, Quebec, Canada, H3A 2A6.


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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Registrant:      EURO TRADE & FORFAITING, INC.
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By:              /s/ James Carter
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                 JAMES CARTER, SECRETARY


Date:            March 7, 2000
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